                                                                   EXHIBIT 10.44

                        FIRST AMENDMENT TO RESTATED AND
                       AMENDED LIMITED GUARANTY AGREEMENT
                       ----------------------------------

     THIS FIRST AMENDMENT dated as of July 31, 1996 (this "Amendment") to Restated and Amended Limited Guaranty Agreement dated February 26, 1994 (the "Guaranty") by CHARLES W. JOHNSON, a resident of Racine, Wisconsin ("Guarantor"), is in favor of WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (formerly known as First Interstate Bank of Texas, N.A.), a national banking association (such bank, together with its successors and assigns herein called "Bank"). This Amendment is issued in connection with and pursuant to that certain Fifth Amendment dated July 31, 1996 to a Second Restated and Amended Loan Agreement (as it may be amended, modified or restated from time to time, the "Credit Agreement") dated as of December 16, 1992, by and among Visual Numerics, Inc., a Texas corporation formerly known as "IMSL, Inc." (the "Borrower"), and the Pledgee. All capitalized terms not otherwise defined in this Amendment shall have the meaning provided in the Credit Agreement.

     NOW, THEREFORE, in consideration of $10, the mutual premises contained herein and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, agree as follows:

     Section 1.  Amendments. The Guaranty is amended hereby as follows:
                 ----------

             (a) The Guaranty hereby is amended by deleting Section 1 thereof in its entirety and substituting the following Section 1 in lieu thereof:

             "1.    Guarantor hereby absolutely and unconditionally guarantees the prompt and punctual payment and performance when due (whether at its maturity, by lapse of time, by acceleration or otherwise) of the Guaranteed Obligations (hereinafter defined).

             Continuing Guaranty. This a continuing guaranty applicable to and
             -------------------
     guaranteeing any and all indebtedness, obligations, and liabilities of every kind and character of Borrower to Bank, whether now existing or hereafter arising, whether due and owing or to become due and owing, howsoever created or arising or evidenced, whether joint or several, or joint and several, whether absolute or contingent, and all renewals, extensions, increases, and arrangements of such indebtedness, obligations or liabilities, including any and all amounts owing or which may hereafter become owing thereon or in connection therewith, including, without limitation, any and all amounts of principal, interest, attorneys' fees, costs of collection and other amounts owing thereunder (hereinafter called the "Guaranteed Obligations").

             Limitation.  Notwithstanding any other provision of this Guaranty,
             ----------
     Guarantor's liability respecting the Guaranteed Obligations shall in no event exceed an aggregate principal amount at any time of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00). Guarantor shall also be liable for, and unconditionally promises to pay, such additional amounts, if any, as become due under Sections 10 and 25 hereof."

             (b) The Guaranty hereby is further amended by deleting Section 4 thereof in its entirety and substituting the following Section 4 in lieu thereof:

             "4.    This is an absolute and unconditional guaranty of payment
     and not of collection, by Guarantor, jointly and severally with any guarantor of the Guaranteed Obligations in each and every particular, and Guarantor waives any right to require that (a) any action be brought against Borrower or any other person or entity, (b) Bank enforce its rights against any other guarantor of the Guaranteed Obligations, (c) Bank proceed or enforce its fights against or exhaust any security given to secure the Guaranteed Obligations, (d) Bank have Borrower joined with Guarantor or any other guarantor of all or part of the Guaranteed Obligations in any suit arising out of this Guaranty and/or the Guaranteed Obligations, or (e) Bank pursue any other remedy in Bank's powers whatsoever. Bank shall not be required to mitigate damages or take any action to reduce, collect or enforce the Guaranteed Obligations. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Borrower or any other guarantor of the Guaranteed Obligations, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Should Bank seek to enforce the obligations of Guarantor by action in any court, Guarantor waives any necessity, substantive or procedural, that a judgment previously be rendered against Borrower or any other person or entity or that Borrower or any other person or entity be joined in such cause or that a separate action be brought against Borrower or any other person or entity. The obligations of Guarantor hereunder are several from those of Borrower or any other person or entity (including without limitation any other surety for Borrower), and are primary obligations concerning which Guarantor is the principal obligor. All waivers herein contained shall be without prejudice to Bank at its option to proceed against Borrower or any other person or entity, whether by separate action or by joinder. All indebtedness of Borrower to Guarantor, whether now existing or hereafter arising (including without limitation indebtedness resulting from this Guaranty) is hereby assigned to Bank to the extent of the amount of this Guaranty as security for the payment of the Guaranteed Obligations. To the extent such indebtedness of Borrower to Guarantor (whether now existing or hereafter arising) exceeds the amount of this Guaranty, such indebtedness is hereby subordinated to the Guaranteed Obligations. Notwithstanding any payment or payments made by Guarantor hereunder or any setoff or application of funds of Guarantor by Bank, Guarantor shall not be entitled to be subrogated to any of the rights of Bank against Borrower or any collateral security or rights of offset held by Bank for the payment of the Guaranteed Obligations."

     Section 2.  Representations.  Guarantor represents and warrants that all of
                ---------------
the representations and warranties contained in the Guaranty and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date, except (i) such representations that relate solely to an earlier date and that were true and correct on such earlier date, and (ii) the breach or inaccuracy of representations and warranties about which Bank has been notified in writing prior to the date of this Amendment.

     Section 3.  Continued Force and Effect.  Guarantor ratifies and confirms
                 --------------------------
that, except as specifically amended herein, all of the terms and conditions of the Guaranty and all documents executed in connection therewith or contemplated thereby are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Guaranty, unless amended hereby or unless the context clearly requires otherwise. References in the Guaranty to the "Agreement," the "Guaranty," "hereof," "herein" and words of similar import shall be deemed to be references to the Guaranty as amended through the date hereof.

     Section 4.  Severability.  In the event any one or more provisions
                 ------------
contained in the Guaranty or this Amendment should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

     Section 5.  Expenses. Guarantor agrees to pay all out-of-pocket costs and
                 --------
expenses (including reasonable fees and expenses of legal counsel) of Bank in connection with the operation, administration and enforcement of this Amendment.

     Section 6.  No Waiver.  Guarantor agrees that no Event of Default and no
                 ---------
Default has been waived or remedied by the execution of this Amendment, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

     Section 7.  Governing Law.  This Amendment shall be governed by and
                 -------------
construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

     Section 8.  Counterparts.  This Amendment may be executed in any number of
                 ------------
counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 9.  Arbitration Program.  The parties agree to be bound by the
                 -------------------
terms and provisions of the current Arbitration Program of the Bank which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes arising hereunder, or under any of the documents and instruments contemplated thereby, or pertaining hereto or thereto, shall be resolved by mandatory binding arbitration upon the request of any party.

     Section 10. NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT, THE GUARANTY, THE
                 ------------------
FIFTH AMENDMENT TO SECOND RESTATED AND AMENDED LOAN AGREEMENT, AND THE DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     EXECUTED this 31st day of July 1996.

                            BY    /s/ Charles W. Johnson
                                --------------------------
                                    CHARLES W. JOHNSON

                        WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION
                        (formerly known as First Interstate Bank of Texas, N.A.)

                        By:
                           ----------------------------------------------------
                        Name:
                             --------------------------------------------------
                        Title:
                              -------------------------------------------------
                                                   -  BANK-

THE STATE OF WISCONSIN    (S)
                          (S)
COUNTY OF RACINE          (S)

     The foregoing was acknowledged before me on the 31st day of July, 1996, by Charles W. Johnson.

                                    Notary Public in and for
                                    The State of Wisconsin

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     The foregoing was acknowledged before me on the _____________________ day of July, 1996, by _____________________________________________________________
__________________________________________________________ of WELLS FARGO
BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association, on behalf of said association.

                             Notary Public in and for The State of  T E X A S

                         ADDENDUM TO FIRST AMENDMENT TO
                RESTATED AND AMENDED LIMITED GUARANTY AGREEMENT
                -----------------------------------------------

NAME OF GUARANTOR:  CHARLES W. JOHNSON
NAME OF BORROWER:   VISUAL NUMERICS, INC.
NAME OF BANK:       WELLS FARGO BANK (TEXAS), NATIONAL
                    ASSOCIATION (formerly known as First Interstate
                    Bank of Texas, N.A.)

                              NOTICE TO GUARANTOR
                              -------------------

     YOU ARE BEING ASKED TO GUARANTEE THIS DEBT.  THINK CAREFULLY BEFORE
YOU DO. THIS IS A CONTINUING GUARANTY, YOU ARE BEING ASKED TO GUARANTEE ALL DEBT (WHETHER NOW OR IN THE FUTURE) OF THE BORROWER ENTERED INTO WITH THIS BANK SUBJECT TO THE MONETARY LIMITATIONS SET OUT THEREIN.

     IF THE BORROWER DOESN'T PAY THE DEBT, YOU WILL HAVE TO. BE SURE YOU CAN AFFORD TO PAY IF YOU HAVE TO, AND THAT YOU WANT TO ACCEPT THIS RESPONSIBILITY.

     YOU MAY HAVE TO PAY UP TO $1,500,000, PLUS INTEREST, OF THE DEBT IF THE BORROWER DOES NOT PAY. YOU MAY ALSO HAVE TO PAY ATTORNEY'S FEES, LATE FEES OR COLLECTION COSTS, WHICH INCREASE THIS AMOUNT.

     THE BANK CAN COLLECT THIS DEBT FROM YOU WITHOUT FIRST TRYING TO COLLECT FROM THE BORROWER. THE BANK CAN USE THE SAME COLLECTION METHODS AGAINST YOU THAT CAN BE USED AGAINST THE BORROWER, SUCH AS SUING YOU, ETC. IF THIS DEBT IS EVER IN DEFAULT, THAT FACT MAY BECOME A PART OF YOUR CREDIT RECORD.
                                                   ----

     THIS NOTICE IS NOT THE CONTRACT THAT MAKES YOU LIABLE FOR THE DEBT.

 /s/ Charles W. Johnson
---------------------------------
CHARLES W. JOHNSON,  Guarantor                    July 31, 1996

FIRST INTERSTATE BANK
                              ARBITRATION PROGRAM

     (a)   Binding Arbitration.  Upon the demand of any party, whether made
           -------------------
before or after the institution of any judicial proceeding, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this Arbitration Program. A "Dispute' shall include any action, dispute, claim, or controversy of any kind, whether in contract or in tort. statutory or common law, legal or equitable, or otherwise, now existing or hereafter arising between the parties in any way arising out of, pertaining to or in connection with (1) any agreement. document or instrument to which this Arbitration Program is attached or in which it is referred to or any related agreements, documents, or instruments (the 'Documents"), (2) all past, present, or future loans, notes, instruments, drafts, credits, accounts, deposit accounts, safe deposit boxes. safekeeping agreements, guarantees, letters of credit, goods or services, or other transactions, contracts or agreements of any kind whatsoever, (3) any past. present or future incidents, omissions. acts. errors. practices, or occurrences causing injury to either party whereby the other party or its agents, employees or representatives may be liable, in whole or in part, or (4) any other aspect of the past, present, or future relationships of the parties including any agency, independent contractor or employment relationship but excluding claims for workers' compensation and unemployment benefits ('Relationship"). Any party to this Arbitration Program may by summary proceedings bring any action in court to compel arbitration of any Dispute. Any party who fails or refuses to submit to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses incurred by the opposing party in compelling arbitration of any Dispute. The parties agree that by engaging in activities with or involving each other as described above, they are participating in transactions involving interstate commerce. THE PARTIES UNDERSTAND THAT PURSUANT TO THIS ARBITRATION PROGRAM, DISPUTES SUBMITTED TO ARBITRATION WILL NOT BE DECIDED THROUGH LITIGATION IN FEDERAL OR STATE COURTS BEFORE A JUDGE OR JURY.

     (b)   Governing Rules.  All Disputes between the parties submitted to
           ---------------
arbitration shall be resolved by binding arbitration administered by the American Arbitration Association (the "AAA") in accordance with the Commercial Arbitration Rules of the AAA, the Federal Arbitration ACT (Title 9 of the United States Code) and to the extent the foregoing are inapplicable, unenforceable or invalid, the laws of the State of Texas. In the event of any inconsistency between this Arbitration Program and such rules and statutes, this Arbitration Program shall control. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however. that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. (S)91 or Texas Banking Code art. 342-609.

     (c)   No Waiver; Preservation of Remedies; Multiple Parties.  No provision
           -----------------------------------------------------
of, nor the exercise of any rights under, this Arbitration Program shall limit the right of any party, during any Dispute, to seek, use, and employ ancillary or preliminary remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing or proceeding under forcible entry and detainer for possession of any real or personal property, and any such action shall not be deemed an election of remedies. Such nights shall include, without limitation. nights and remedies relating to (1) foreclosing against any real or personal property collateral or other security. (2) exercising self-help remedies including setoff rights or (3) obtaining provisional or ancillary remedies such as injunctive relief, sequestration, attachment. garnishment, or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof. In Disputes involving indebtedness or other monetary obligations, each party agrees that the other party may proceed against all liable persons, jointly or severally, or against one or more of them, less than all. without impairing rights against other liable persons. Nor shall a party be required to join the principal obligor or any other liable persons, such as sureties or guarantors, in any proceeding against a particular person. A party may release or settle with one or more liable persons without releasing or impairing rights to proceed against any persons not so released.

     (d)   Arbitrator Powers and Qualifications; Awards.  Arbitrators are
           --------------------------------------------
empowered to resolve Disputes by summary rulings. Arbitrators shall resolve all Disputes in accordance with the applicable substantive law Any arbitrator selected shall be required to be a practicing attorney licensed to practice law in the State of Texas and shall be required to be experienced and knowledgeable in the substantive laws applicable to the subject matter of the Dispute. All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with this Arbitration Program. With respect to a Dispute in which the claims or amounts in controversy do not exceed $1.000,000, a single arbitrator shall be chosen and shall resolve the Dispute by rendering an award not to exceed $1,000,000, including all damages of any kind whatsoever, including costs, fees and expenses. A Dispute involving claims or amounts in controversy exceeding $1,000,000, shall be decided by a majority vote of a panel of three arbitrators (an "Arbitration Panel"), the determination of any two of the three arbitrators constituting the determination of the Arbitration Panel, provided, however, that all three Arbitrators on the Arbitration Panel must actively participate in all hearings and deliberations. Arbitrators, including any Arbitration Panel, may grant any remedy or relief deemed just and equitable and within the scope of this Arbitration Program and may also grant such ancillary relief as is necessary to make effective any award. Arbitrators shall be empowered to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure and applicable law. Arbitrators and Arbitration Panels shall be required to make specific, written findings of fact and conclusions of law. The determination of an Arbitrator or Arbitration Panel shall be binding on all parties and shall not be subject to further review or appeal except as otherwise allowed by applicable law.

     (e)   Miscellaneous.  To the maximum extent practicable, the AAA, the
           -------------
Arbitrator (or the Arbitration Panel, as appropriate) and the parties shall take any action necessary to require that an arbitration proceeding hereunder shall be concluded within 180 days of the filing of the Dispute with the AAA. Arbitration proceedings hereunder shall be conducted in the State of Texas at a location selected by the Administrator. With respect to any Dispute, each party agrees that all discovery activities shall be expressly limited to matters directly relevant to the Dispute and any Arbitrator, Arbitration Panel and the AAA shall be required to fully enforce this requirement. This Arbitration Program constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior discussions, arrangements, negotiations, and other communications on dispute resolution. The provisions of this Arbitration Program shall survive any termination, amendment, or expiration of the Documents or the Relationship, unless the parties otherwise expressly agree in writing, To the extent permitted by applicable law, Arbitrators, including any Arbitration Panel, shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, and arbitrators' fees) to the prevailing party. This Arbitration Program may be amended, changed, or modified only by the express provisions of a writing which specifically refers to this Arbitration Program and which is signed by all the parties hereto. If any term, covenant, condition or provision of this Arbitration Program is found to be unlawful, invalid or unenforceable, such defect shall not affect the legality, validity or enforceability of the remaining parts of this Arbitration Program, and all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the illegal, invalid or unenforceable part had not been included. Each party agrees to keep all Disputes subject to arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the parties or by applicable law or regulation.